================================================================================
                              MID-YEAR REPORT 1997

                          TRI-CONTINENTAL CORPORATION

                                     [LOGO]

                        AN INVESTMENT YOU CAN LIVE WITH
================================================================================

TRI-CONTINENTAL CORPORATION INVESTS PRIMARILY TO PRODUCE LONG-TERM GROWTH OF BOTH CAPITAL AND INCOME, WHILE PROVIDING REASONABLE CURRENT INCOME.

TY is Tri-Continental Corporation's symbol for its Common Stock on the New York Stock Exchange.

TRI-CONTINENTAL CORPORATION

To the Stockholders:                                              August 1, 1997

   In the second quarter of 1997, Tri-Continental Corporation posted a total return of 16.32% based on net asset value, which outpaced the 15.17% total return of its peers, as measured by the Lipper Closed-End Growth and Income Funds Average, and the total return of mutual funds (open-end funds) with similar investment objectives, as measured by the Lipper Growth and Income Funds Average. On a risk-adjusted basis, Tri-Continental's total return compared favorably with the 17.46% total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500). A risk-adjusted return reflects the historical volatility of an investment, such as Tri-Continental, relative to the volatility of the overall market. Tri-Continental's total return for the second quarter based on market price was 14.32%. Additional information on Tri-Continental's investment results appears on page 4.

   The low-inflation and moderate economic growth environment continued in the second quarter of 1997. Instead of increasing inflation, the growing economy actually generated lower producer prices for six consecutive months. The Federal Reserve Board's decision to leave the federal funds rate unchanged in May also helped tame inflation fears and gave further support to the already strong financial markets. Low unemployment and high consumer confidence levels continued, while consumer spending was relatively restrained.

   Overall, the low interest rate environment characterizing the second quarter improved the results of the equity market and of the Corporation, particularly the portfolio's significant weighting in finance and insurance securities. The equity market advances were disproportionately affected by the strong performance from the 25 largest, more liquid stocks whose valuations neared record highs. In this narrow market, the Corporation's diversified portfolio, which holds stocks within a wide range of capitalizations, lagged the S&P 500. However, the rally in the equity market broadened in May to include a greater number of the types of stocks in which the Corporation invests. This trend, if it continues, bodes well for the Corporation's future results.

TRI-CONTINENTAL CORPORATION

   Tri-Continental Corporation's Annual Meeting took place Thursday, May 15, 1997, in Boston. At the meeting, six directors were elected, the selection of Deloitte & Touche LLP as auditors was ratified, and an increase in the number of authorized shares of Common Stock was approved. Stockholder proposals that would have changed the investment process or structure of Tri-Continental Corporation, including a proposal to convert Tri-Continental to an open-end fund, were rejected by an overwhelming majority of the Stockholders. For the complete results of the vote, please refer to page 27.

   We thank you for your continued support of Tri-Continental Corporation, "an investment you can live with," and look forward to serving your investment needs in the many years to come.


By order of the Board of Directors,

/s/William C. Morris
--------------------
William C. Morris
Chairman
                                                               /s/Brian T. Zino
                                                              -----------------
                                                              Brian T. Zino
                                                              President

TRI-CONTINENTAL CORPORATION

[PHOTO]
SELIGMAN GROWTH AND INCOME TEAM: (FROM LEFT) RODNEY COLLINS, MARGARET DOYLE, JONATHAN ROTH, ODETTE GALLI (CO-PORTFOLIO MANAGER), (SEATED) MELANIE RAVENELL (ADMINISTRATIVE ASSISTANT), CHARLES C. SMITH, JR. (CO-PORTFOLIO MANAGER), AMY FUJII

INTERVIEW WITH YOUR PORTFOLIO MANAGERS

What were Tri-Continental Corporation's investment results in the second quarter of 1997?

     "The Corporation's total return of 16.32% based on net asset value outpaced the 15.17% total return of Tri-Continental's peers, as measured by the Lipper Closed-End Growth and Income Funds Average. The Corporation's total return also outpaced the 14.30% total return of the broad group of open-end competitors with similar investment objectives, as measured by the Lipper Growth and Income Funds Average. Further, with only 88% of the volatility (risk) of the Standard & Poor's 500 Composite Stock Price Index (S&P 500), the Corporation's total return compared favorably to the 17.46% total return of the S&P 500 on a risk-adjusted basis. Tri-Continental's total return based on market price was 14.32% for the second quarter of 1997."

Which economic factors affected the Corporation's investment results in the second quarter?

     "The Federal Reserve Board acted once in the six-month period, increasing the federal funds rate by 25 basis points in March. The March action was due to the first-quarter surge in economic growth, which led to fears of inflation and noticeable volatility in the financial markets. The second quarter, however, brought moderate economic growth and a continuation of the low inflation levels that had persisted throughout the first six months of the year. As a result, there was a decline in interest rates that helped strengthen equity prices and the Corporation's portfolio."

Which market factors influenced the Corporation's investment results in the quarter?

     "Large-capitalization stocks continued their rapid appreciation in the second quarter, as witnessed by the successive record highs of benchmarks such as the S&P 500 and the Dow Jones Industrial Average. As in the first quarter, the 25 largest stocks in the S&P 500 were responsible for the majority of the index's gains, and these stocks approached 10-year highs in their valuations. However, in May and June, the market broadened to include a greater portion of small- and mid-capitalization stocks in the advances. We believe that investors are beginning to look for prices that are more closely tied to earnings."

What was your investment strategy?

     "We maintained our strategy of searching for high-quality, large-capitalization companies with reasonable yields and attractive valuations relative to earnings. As it became increasingly difficult to

TRI-CONTINENTAL CORPORATION
--------------------------------------------------------------------------------
INVESTMENT RESULTS PER COMMON SHARE

TOTAL RETURNS*
For Periods Ended June 30, 1997

                                                                       Average Annual
                                                                 -------------------------------
                                       Three         Six          One         Five         10
                                      Months       Months        Year         Years       Years
                                      -------      -------       ----         -----       -----
      Market Price                    14.32%       16.83%       29.42%       13.23%      10.89%
      Net Asset Value                 16.32        18.44        29.25        17.15       12.98
      S&P 500**                       17.46        20.61        34.70        19.78       14.64
      Lipper Closed-End
        Growth & Income
        Funds Average**               15.17        16.42        28.37        16.84       12.21

PRICE PER SHARE

                                  June 30, 1997        March 31, 1997       December 31, 1996
                                  ------------          -------------       ----------------
      Market Price                   $27.0625              $24.50                $24.125
      Net Asset Value                 33.30                 29.63                 29.28



DIVIDEND AND CAPITAL GAIN INFORMATION
For the Six Months Ended June 30, 1997

                                                                    Capital Gain
                                                          ---------------------------------
                                  Dividends Paid+          Realized          Unrealized
                                  --------------           --------           ---------
                                       $0.31                $1.26@            $10.37++
                     --------------------------------------

 * These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are taken in additional shares. he rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

** The S&P 500 and the Lipper Closed-End Growth & Income Funds Average are unmanaged benchmarks that assume investment of dividends.The S&P 500 does not reflect fees and sales charges, and the Lipper Closed-End Growth & Income Funds Average does not reflect sales charges. Investors cannot invest directly in an index or an average.

 + Preferred Stockholders were paid dividends totaling $1.25 per share.

++ Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 1997.

 @ Excludes the $0.807 of undistributed realized capital gains from 1996, which were paid to Stockholders on July 1, 1997.
--------------------------------------------------------------------------------

TRI-CONTINENTAL CORPORATION
find reasonable value in the highest capitalizations of the large-stock universe, we re-focused our investments towards the mid-range capitalizations of the large-stock universe. In the past, the stocks in the portfolio had average capitalizations similar to those in the S&P 500. However, more attractive valuations and higher earnings growth potential were found in companies with market capitalizations that averaged $25 billion, compared to the stocks with the largest capitalizations in the S&P 500, such as Coca-Cola Company ($168.6 billion).

     "A portion of the portfolio was shifted into fixed-income, given the high valuations found in the equity market and the attractive real rates of return available in the bond market. These issues should help reduce overall volatility. The portfolio's fixed-income weighting may be increased if equity valuations continue to rise."

Which sectors in the portfolio improved the Corporation's investment results?

     "Capital goods, finance, health care, and transportation were strong contributors to the Corporation's investment results. The Corporation's investments in the manufacturing and industrial equipment industry, specifically in two mid-sized companies, Ingersoll-Rand Company and Parker-Hannifin Corporation, contributed positively to Tri-Continental's results in the period. Additionally, the Corporation's drug, health care, and transportation stocks outperformed relative to their peers in the S&P 500. Finally, Kemet Corporation and Vishay Intertechnology, Inc., two electronic component companies whose earnings had been cyclically depressed in 1996, have recovered this year, leading to significant capital appreciation in these stocks."

Which sectors impaired the Corporation's performance?

     "Our decision to underweight investments in the consumer goods and services and the energy industries negatively affected the Corporation's overall results. As valuations in these sectors continued to be well above historic averages, we remained cautious about investing additional assets in these areas."

What is the outlook?

     "Overall, the strong pace of economic growth coupled with the low inflation bodes well for the continued strength of the financial markets. We believe that investing in the mid-range capitalizations of the large-stock universe, which have more reasonable valuations, will allow Tri-Continental's portfolio to offer competitive returns in the future. We also believe that when investors review valuations found in the highest capitalization stocks, as they did in May and June, they will re-focus their attention to those companies with more attractive valuations and higher earnings growth potential. Tri-Continental's portfolio is positioned to take advantage of such a potential broadening of the market and shift in investor preference."

TRI-CONTINENTAL CORPORATION
HIGHLIGHTS OF THE FIRST HALF

                                                                      JUNE 30,             DECEMBER 31,
ASSETS:                                                                 1997                   1996
                                                                  ---------------         ---------------
Total assets ...................................................  $ 3,366,010,205         $ 2,875,674,116
Amounts owed....................................................      107,768,471               3,010,792
                                                                  ---------------         ---------------
NET INVESTMENT ASSETS ..........................................  $ 3,258,241,734         $ 2,872,663,324
Preferred Stock, at par value ..................................       37,637,000              37,637,000
                                                                  ---------------         ---------------
Net assets for Common Stock ....................................  $ 3,220,604,734         $ 2,835,026,324
                                                                  ===============         ===============
Common shares outstanding ......................................       96,712,704              96,836,874
NET ASSETS BEHIND EACH
  COMMON SHARE .................................................           $33.30                  $29.28


                                                                         SIX MONTHS ENDED JUNE 30,
                                                                   -------------------------------------
TAXABLE GAIN:                                                           1997                   1996
                                                                   --------------          --------------
Net capital gain realized ......................................   $  122,289,688          $  160,787,050
Per Common share ...............................................            $1.26                   $1.80
Unrealized capital gain, end of period .........................   $1,002,829,508          $  560,024,043
Per Common share, end of period ................................           $10.37                   $6.27

DISTRIBUTION OF GAIN, PAYABLE/PAID JULY 1:

Per Common share ...............................................            $.807                   $.572

INCOME:

Total income earned ............................................   $   37,982,269          $   40,547,535
Expenses .......................................................        9,321,340               8,106,957
Preferred Stock dividends ......................................          940,925                 940,925
                                                                   --------------          --------------
Income for Common Stock ........................................   $   27,720,004          $   31,499,653
                                                                   ==============          ==============
Expenses to average net assets .................................            0.62%*                  0.62%

DIVIDENDS PER COMMON SHARE .....................................             $.31                    $.34
With December 1996 gain distribution taken in shares ...........             $.34                      --

----------
* Annualized.

TRI-CONTINENTAL CORPORATION

DIVERSIFICATION OF ASSETS

The diversification of portfolio holdings by industry on June 30, 1997, was as follows. Individual securities owned are listed on pages 9 to 17.

                                                                                           Percent of
                                                                                         Net Investment
                                                                                             Assets
                                                                                       ------------------
                                                                                       June 30,  Dec. 31,
                                    Issues           Cost                 Value          1997      1996
                                  ---------     -------------       --------------     -------   --------
SHORT-TERM HOLDINGS AND
 OTHER ASSETS LESS LIABILITIES         1        $ (20,332,119)      $  (20,332,119)      (0.6)%+     9.4%
US GOVERNMENT SECURITIES               3          124,085,156          123,714,125        3.8        --
CORPORATE BONDS                        2           20,006,300           20,075,940        0.6        --
TRI-CONTINENTAL
 FINANCIAL DIVISION                    3           16,654,000           17,532,833        0.5        0.5
                                     ---        -------------        -------------      ------     ------
                                       9        $ 140,413,337        $ 140,990,779        4.3%       9.9%
                                     ---        -------------        -------------      ------     ------
COMMON STOCKS AND
 CONVERTIBLE ISSUES:
 Aerospace                             4        $  71,428,297        $  93,550,000        2.9%       2.8%
 Automotive and related                5           87,741,458          114,842,626        3.5        4.0
 Basic materials                       2           24,242,944           36,450,000        1.1        2.0
 Building and construction             1           10,822,199           18,525,000        0.6        0.6
 Chemicals                             5           71,562,338           84,160,985        2.6        2.6
 Communications                       10          115,129,697          146,365,679        4.5        4.1
 Computer and business services        8          100,846,989          156,778,125        4.8        5.4
 Consumer goods and services          14          206,062,220          316,709,145        9.7        9.9
 Diversified                           5          102,900,964          153,425,000        4.7        3.9
 Drugs and health care                10          121,521,159          246,486,909        7.6        6.2
 Electric and gas utilities           11           84,339,016           97,087,714        3.0        4.1
 Electronics                          10          161,012,133          220,477,813        6.8        5.8
 Energy                                9          119,878,142          192,621,608        5.9        6.4
 Entertainment and leisure             4           24,792,632           35,633,667        1.1        1.1
 Environmental management              1           18,502,310           19,950,000        0.6        0.5
 Finance and insurance                24          287,959,897          504,988,943       15.5       12.3
 Manufacturing and
  industrial equipment                11          156,475,686          238,541,731        7.3        7.2
 Paper and forest products             5          102,648,490          120,831,337        3.7        3.1
 Publishing                            3           24,137,617           45,035,767        1.4        1.3
 Real estate investment trusts         3           25,031,183           32,650,000        1.0        1.1
 Retail trade                          7          110,353,383          143,448,785        4.4        3.8
 Steel                                 2           44,663,482           49,619,375        1.5        0.4
 Transportation                        4           42,946,653           49,070,746        1.5        1.5
                                     ---       --------------       --------------       -----     ------
                                     158       $2,114,998,889       $3,117,250,955       95.7%      90.1%
                                     ---       --------------       --------------      ------     ------

NET INVESTMENT ASSETS                167       $2,255,412,226       $3,258,241,734      100.0%     100.0%
                                     ===       ==============       ==============      ======     ======

----------
+Includes a liability of 2.9% of net investment assets from dividend and capital gain distributions payable July 1, 1997.

TRI-CONTINENTAL CORPORATION

LARGEST PORTFOLIO CHANGES
APRIL 1 TO JUNE 30, 1997

                                                         SHARES OR PRIN. AMT.
                                                      ------------------------
                                                                     HOLDINGS
ADDITIONS                                              INCREASE      6/30/97
                                                      ----------    ----------
COMMON STOCKS
Ahmanson (H.F.) &
  Company                                             800,000 shs. 800,000 shs.

AK Steel Holdings
  Corporation                                         635,000      635,000

Corning, Inc.                                         500,000      850,000

SBC Communications,
  Inc.                                                425,000      425,000

TIG Holdings, Inc.                                    500,000      500,000

United Technologies
   Corporation                                        200,000      500,000

Westinghouse Electric
   Corporation                                      1,200,000    1,200,000

US GOVERNMENT SECURITIES

US Treasury Notes,
   5 7/8%, 2/15/2004                              $45,000,000  $45,000,000

US Treasury Notes,
   6 1/4%, 4/30/2001                               35,000,000   35,000,000

US Treasury Notes,
   6 3/8%, 5/15/2000                               45,000,000   45,000,000



                                                               SHARES
                                                      ------------------------
                                                                     HOLDINGS
REDUCTIONS                                             INCREASE      6/30/97
                                                      ----------    ----------


COMMON STOCKS

ALLTEL Corporation                                    500,000           --
Dow Chemical
   Company                                            250,000           --

Edison International                                1,000,000           --

Ford Motor Company                                    800,000           --

Great Western
   Financial Corporation                              400,000           --

Household
   International, Inc.                                200,000           --

International Paper
   Company                                            600,000           --

Microsoft Corporation                                 100,000      200,000

CONVERTIBLE PREFERRED STOCKS

AK Steel Holdings
   Corporation, 7%                                    700,000           --

Corning, Inc.
   (Delaware), 6%                                     250,000           --


Largest portfolio changes are based on cost of purchases and proceeds from sales of securities.

10 LARGEST EQUITY HOLDINGS
JUNE 30, 1997

                                                                        Value
                                                                     -----------
Corning, Inc.                                                        $47,281,250
American International Group, Inc.                                    44,812,500
Bank of New York Company, Inc.                                        43,500,000
AMP Inc.                                                              41,750,000
United Technologies Corporation                                       41,500,000
PepsiCo,Inc.                                                          41,318,750
General Electric Company                                              39,225,000
Colgate-Palmolive Company                                             39,150,000
American Home Products Corporation                                    38,250,000
Parker-HannifinCorporation                                            37,929,688

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS
                                                                                            JUNE 30, 1997
                                                                           SHARES                VALUE
                                                                      ----------------     ----------------
COMMON STOCKS - 94.5%

AEROSPACE - 2.9%

GENERAL DYNAMICS CORPORATION                                               200,000           $ 15,000,000
  Diversified defense contractor
GENERAL MOTORS CORPORATION CLASS "H"                                       200,000             11,550,000
  Diversified aerospace manufacturer-- missiles, satellites, and communications systems
RAYTHEON COMPANY                                                           500,000             25,500,000
  Producer of defense and commercial electronics
UNITED TECHNOLOGIES CORPORATION                                            500,000             41,500,000
  Manufacturer of elevators, jet engines, flight systems, and
  automotive parts                                                                           ------------
                                                                                             $ 93,550,000
                                                                                             ------------
AUTOMOTIVE AND RELATED - 3.5%
BORG-WARNER AUTOMOTIVE, INC.                                               402,300           $ 21,749,344
  Manufacturer of automobile powertrain components
ECHLIN INC.                                                                600,000             21,600,000
  Manufacturer of brakes and automobile replacement parts
HARLEY-DAVIDSON INC.                                                       600,000             28,762,500
  Manufacturer of motorcycles
MAGNA INTERNATIONAL INC. CLASS "A"                                         455,000             27,385,312
  Manufacturer of automobile parts
VOLKSWAGEN AG (ADRS)*                                                      100,000             15,345,470
  German manufacturer of automobiles                                                         ------------
                                                                                             $114,842,626
                                                                                             ------------
BASIC MATERIALS - 1.1%
ALUMINUM COMPANY OF AMERICA                                                200,000           $ 15,075,000
  US aluminum producer
REYNOLDS METALS COMPANY                                                    300,000             21,375,000
  Manufacturer of finished aluminum products                                                 ------------
                                                                                             $ 36,450,000
                                                                                             ------------
BUILDING AND CONSTRUCTION - 0.6%
SHERWIN-WILLIAMS CORPORATION                                               600,000           $ 18,525,000
  Manufacturer of paints and related products                                                ------------

CHEMICALS - 2.6%
BAYER AG                                                                   400,000           $ 15,420,360
  German producer of specialty chemicals, pharmaceuticals, and plastics
DUPONT (E.I.) DE NEMOURS AND COMPANY                                       200,000             12,575,000
  Producer of chemicals
HERCULES, INC.                                                             500,000             23,937,500
  Manufacturer of specialty chemicals
MORTON INTERNATIONAL, INC.                                                 550,000             16,603,125
  Manufacturer and marketer of adhesives, coatings, salt,
  and specialty products
OLIN CORPORATION                                                           400,000             15,625,000
  Producer of chemicals, defense products, ammunition, and metals                            ------------
                                                                                             $ 84,160,985
                                                                                             ------------

-------------------
See footnotes on page 17.

TRI CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)                                                        JUNE 30, 1997
                                                                           SHARES               VALUE
                                                                      ----------------      -------------
COMMUNICATIONS - 4.5%
ALCATEL ALSTHOM COMPAGNIE GENERALE D'ELECTRICITE                            65,000            $ 8,142,009
  French developer of equipment and systems for
  public telecommunications
BELL ATLANTIC CORPORATION                                                  152,200             11,548,175
  Telephone services in the Atlantic region
GTE CORPORATION                                                            600,000             26,325,000
  Manufacturer of telephone systems and equipment
QUALCOMM, Inc.*                                                            325,000             16,544,531
  Developer, manufacturer, and marketer of communications
  systems and products
SBC COMMUNICATIONS, INC.                                                   425,000             26,296,875
  Telephone services in the Southwest
TELE DANMARK (ADSS)                                                        415,000             10,841,875
  Provider of domestic and international telephone services
  in Denmark
TELEBRAS (ADRS)                                                             23,500              3,566,125
  Provider of telecommunications services in Brazil
TELECOM ITALIA-DI RISP                                                   2,526,000              5,008,833
  Provider of the whole spectrum of
  telecommunications services throughout Italy
TELECOM ITALIA MOBILE-DI RISP                                            2,526,000              4,525,068
  Provider of the whole spectrum of mobile
  telecommunications services throughout Italy
WORLDCOM INC.*                                                           1,050,000             33,567,188
  Diversified telecommunications company
                                                                                             ------------
                                                                                             $146,365,679
                                                                                             ------------
COMPUTER AND BUSINESS SERVICES - 4.8%
AUTOMATIC DATA PROCESSING, INC.                                            350,000           $ 16,450,000
  Provider of data processing services
COMPAQ COMPUTER CORPORATION*                                               250,000             24,812,500
  Global PCmanufacturer
COMPUTER ASSOCIATES INTERNATIONAL,INC.                                     400,000             22,275,000
  Software utilities and databases
FIRST DATA CORPORATION                                                     400,000             17,575,000
  Provider of data processing services
HEWLETT-PACKARD COMPANY                                                    300,000             16,800,000
  Computers and peripherals
IKON OFFICE SOLUTIONS INC.                                                 600,000             14,962,500
  Provider of automated office equipment
MICROSOFT CORPORATION*                                                     200,000             25,293,750
  Developer of computer software
SUN MICROSYSTEMS, INC.*                                                    500,000             18,609,375
  Marketer of networked workstations
                                                                                             ------------
                                                                                             $156,778,125
                                                                                             ------------
CONSUMER GOODS AND SERVICES - 9.7%
ADIDAS AG                                                                  165,960           $ 18,565,356
  German manufacturer of sporting equipment and footwear
ALLIED DOMECQ PLC                                                          870,000              6,244,862
  International food, drink, and hospitality group in the UK
B.A.T. Industries plc                                                    1,440,000             12,875,490
  Provider of financial services and producer of tobacco products in the UK
COLGATE-PALMOLIVE COMPANY                                                  600,000             39,150,000
  Manufacturer and marketer of household and personal care products

-------------------
See footnotes on page 17.

PORTFOLIO OF INVESTMENTS (continued)                                                       JUNE 30, 1997
                                                                           SHARES              VALUE
                                                                      ----------------     -------------
CONSUMER GOODS AND SERVICES (continued)
CPC INTERNATIONAL INC.                                                     250,000           $ 23,078,125
  International food processor
EASTMAN KODAK COMPANY                                                      300,000             23,025,000
  Manufacturer and marketer of film and other consumer products
GENERAL MILLS, INC.                                                        200,000             13,025,000
  Manufacturer and marketer of consumer foods
INTERNATIONAL FLAVORS & FRAGRANCES INC.                                    700,000             35,350,000
  Developer and manufacturer of flavor and fragrance products
LIZ CLAIBORNE, INC.                                                        400,000             18,650,000
  Designer and distributor of apparel
MCDONALD'S CORPORATION                                                     325,000             15,701,562
  Franchiser and operator of fast-food restaurants
PEPSICO, INC.                                                            1,100,000             41,318,750
  Manufacturer and marketer of soft drinks and consumer products
PROCTER & GAMBLE COMPANY                                                   200,000             28,250,000
  Manufacturer and distributor of household and personal care products
RJR NABISCO HOLDINGS CORPORATION                                           500,000             16,500,000
  Manufacturer of processed foods and consumer products
SARA LEE CORPORATION                                                       600,000             24,975,000
  Manufacturer of processed foods and consumer products                                      ------------
                                                                                             $316,709,145
                                                                                             ------------
DIVERSIFIED - 4.7%
ALLIEDSIGNAL INC.                                                          300,000           $ 25,200,000
  Producer of aerospace and automotive materials
CORNING, INC.                                                              850,000             47,281,250
  Manufacturer of specialty glass products
MINNESOTA MINING & MANUFACTURING COMPANY                                   300,000             30,600,000
  Manufacturer of consumer and industrial goods and services
TENNECO, INC.                                                              500,000             22,593,750
  Manufacturer of automobile parts and packaging
WESTINGHOUSE ELECTRIC CORPORATION                                        1,200,000             27,750,000
  Manufacturer of electric equipment                                                         ------------
                                                                                             $153,425,000
                                                                                             ------------
DRUGS AND HEALTH CARE - 7.6%
ABBOTT LABORATORIES                                                        300,000           $ 20,025,000
  Developer and manufacturer of diversified health care products
AMERICAN HOME PRODUCTS CORPORATION                                         500,000             38,250,000
  Developer and manufacturer of pharmaceuticals, food, and housewares
BAXTER INTERNATIONAL INC.                                                  500,000             26,125,000
  Manufacturer and distributor of hospital and laboratory products
BRISTOL-MYERS SQUIBB COMPANY                                               350,000             28,350,000
  Developer and manufacturer of health and personal care products
GUIDANT CORPORATION                                                        275,000             23,375,000
  Designer and manufacturer of cardiac rhythm management and coronary artery disease intervention equipment
MEDTRONIC, INC.                                                            225,000             18,225,000
  Manufacturer of pacemakers and related cardiovascular products
MERCK & CO., INC.                                                          300,000             31,050,000
  Manufacturer of pharmaceuticals
NOVARTIS AG*                                                                 6,800             10,874,409
  Swiss manufacturer of pharmaceuticals

-------------------
See footnotes on page 17.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)                                                       JUNE 30, 1997
                                                                           SHARES              VALUE
                                                                      ----------------     -------------
DRUGS AND HEALTH CARE (continued)
SCHERING-PLOUGH CORPORATION                                                400,000           $ 19,150,000
  Manufacturer of pharmaceuticals and health and personal care products
WARNER-LAMBERT COMPANY                                                     250,000             31,062,500
  Manufacturer of pharmaceuticals, toiletries, and food products                             ------------
                                                                                             $246,486,909
                                                                                             ------------
ELECTRIC AND GAS UTILITIES - 3.0%
BG PLC (ADRS)                                                              115,000            $ 4,211,875
  Gas supplier in the UK
CENTRICA PLC*                                                            1,150,000              1,401,291
  Producer and distributor of natural gas products and services
COMPANHIA ENERGETICA DE MINAS GERAIS (ADRS)                                 68,200              3,433,597
  Electric utility in Brazil
DOMINION RESOURCES, INC.                                                   500,000             18,312,500
  Provider of electric services inthe mid-Atlantic region
ELECTRICIDADE DE PORTUGAL, S.A. (ADRS)                                     129,600              4,665,600
  Generator and distributor of electricity in Portugal
EMPRESA NACIONAL DE ELECTRICIDAD (ADRS)                                    132,000             11,228,250
  Provider of electric energy in Spain
HONG KONG & CHINA GAS COMPANY LTD.                                       5,760,000             11,524,461
  Producer, distributor, and marketer of natural gas to industrial and residential customers
HONG KONG & CHINA GAS COMPANY LTD. (WARRANTS)*                             400,000                428,553
  Producer, distributor, and marketer of natural gas to industrial and residential customers
HUANENG POWER INTERNATIONAL, INC. (ADRS)*                                  270,000              6,885,000
  Power company in China
PACIFICORP                                                               1,000,000             22,000,000
  Provider of electric services in the western US
VEBA AG                                                                    230,000             12,996,587
  Provider of electric energy inGermany                                                      ------------
                                                                                             $ 97,087,714
                                                                                             ------------
ELECTRONICS - 6.8%
AMP Inc.                                                                 1,000,000           $ 41,750,000
  Manufacturer of electronic connectors and systems
ARROW ELECTRONICS, INC.                                                    400,000             21,250,000
  Distributor of electronic components
INTEL CORPORATION                                                          150,000             21,239,063
  Manufacturer of semiconductors/memory circuits
Kemet Corporation*                                                       1,100,000             27,431,250
  Manufacturer and supplier of capacitors
Motorola Inc.                                                              400,000             30,400,000
  Producer of semiconductors and communications equipment
Novellus Systems, Inc.*                                                    200,000             17,250,000
  Manufacturer of chemical vapor deposition equipment
Philips Electronics N.V.                                                   175,000             12,578,125
  Worldwide manufacturer of consumer electronics and components based in the Netherlands
Synopsys, Inc.*                                                            250,000              9,226,563
  Developer of integrated circuit design software
Thomas & Betts Corporation                                                 300,000             15,768,750
  Manufacturer of electronic connectors and components
Vishay Intertechnology, Inc.*                                              815,000             23,584,062
  Developer and manufacturer of electronic resistive systems                                 ------------
                                                                                             $220,477,813
                                                                                             ------------

-------------------
See footnotes on page 17.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)                                                        JUNE 30, 1997
                                                                           SHARES               VALUE
                                                                      ----------------      -------------
ENERGY - 5.9%
AMOCO CORPORATION                                                          275,000           $ 23,907,813
  Producer of oil and gas
ATLANTIC RICHFIELD COMPANY                                                 250,000             17,625,000
  Producer of oil and West Coast marketer
BAKER HUGHES INCORPORATED                                                  300,000             11,606,250
  Provider of products and services to explore for,
  extract, recover, and process oil and gas
ENRON CORPORATION                                                          600,000             24,487,500
  Explorer, transporter, and marketer of energy
EXXON CORPORATION                                                          600,000             36,900,000
  Explorer and producer of natural gas, oil, and petroleum products
SCHLUMBERGER LTD.                                                          100,000             12,500,000
  Worldwide provider of energy services
TEXACO INC.                                                                250,000             27,187,500
  Explorer, producer, transporter, refiner, and marketer of
  natural gas, oil, and petroleum products
TOTAL S.A. CLASS "B"                                                        76,983              7,782,545
  International oil enterprise in France
THE WILLIAMS COMPANIES, INC.                                               700,000             30,625,000
  Transporter and producer of natural gas                                                    ------------
                                                                                             $192,621,608
                                                                                             ------------
ENTERTAINMENT AND LEISURE - 1.1%
DISNEY (WALT) COMPANY                                                      250,000           $ 20,062,500
  Film entertainment, amusement parks, and
  other forms of leisure-related activities
NEWS CORP. LTD. (ADRS)                                                     260,000              5,005,000
  Provider of worldwide media and television services
NEWS CORP. LTD. (ADRS--VOTING PREFERENCE SHARES)                           130,000              2,031,250
  Provider of worldwide media and television services
TELEVISION BROADCAST LTD.                                                1,900,000              8,534,917
  TV broadcasting; program production and licensing; advertising                             ------------
                                                                                             $ 35,633,667
                                                                                             ------------
ENVIRONMENTAL MANAGEMENT - 0.6%
Browning-Ferris Industries, Inc.                                           600,000           $ 19,950,000
  Provider of solid and liquid waste management services                                     ------------

FINANCE AND INSURANCE - 15.4%
ABN-AMRO Holdings N.V.                                                     510,868           $  9,530,439
  Worldwide banking operator based in the Netherlands
ACE LIMITED                                                                300,000             22,162,500
  Provider of liability insurance
AHMANSON (H.F.) &COMPANY                                                   800,000             34,400,000
  Provider of savings and loan services throughout the US
AMERICAN INTERNATIONAL GROUP, INC.                                         300,000             44,812,500
  International insurance holding company
AXA-UAP                                                                    166,509             10,357,751
  French provider of financial services and insurance
BANKAMERICA CORPORATION                                                    500,000             32,281,250
  Commercial banker in California and the Western states
BANK OF IRELAND                                                            250,000              2,751,013
  Financial services provider in the UK

-------------------
See footnotes on page 17.

Tri-Continental Corporation

PORTFOLIO OF INVESTMENTS (continued)                                                        JUNE 30, 1997
                                                                           SHARES               VALUE
                                                                      ----------------      -------------
FINANCE AND INSURANCE (continued)
BANK OF NEW YORK COMPANY, INC.                                           1,000,000           $ 43,500,000
  Commercial banker
CIGNA CORPORATION                                                          150,000             26,625,000
  Multi-line insurance holding company
CITICORP                                                                   200,000             24,112,500
  Global commercial banker
FEDERAL NATIONAL MORTGAGE ASSOCIATION                                      600,000             26,175,000
  Mortgage financer
GENERAL RE CORPORATION                                                     200,000             36,400,000
  Property casualty re-insurer in the US
GRUPO FINANCIERO BANAMEX ACCIVAL, S.A. CLASS "B"                           818,400              2,147,435
  Financial company involved in banking and stockbroking in Mexico
THE HARTFORD FINANCIAL SERVICES GROUP, INC.                                300,000             24,825,000
  Provider of diversified insurance products
HSBC Holdings plc                                                          350,000             10,526,655
  UK provider of banking and financial services
ING GROEP N.V.                                                             437,624             20,187,049
  Provider of banking and insurance services in the Netherlands
IRISH LIFE PLC                                                             700,000              3,563,217
  UK provider of insurance and related products
MELLON BANK CORPORATION                                                    800,000             36,100,000
  Financial services provider
ST. PAUL COMPANIES                                                         400,000             30,500,000
  Property and casualty insurer
TIG HOLDINGS, INC.                                                         500,000             15,625,000
  Insurance provider
TRAVELERS INCORPORATED                                                     500,000             31,531,250
  Provider of broad-based financial services
UNIAO DE BANCOS BRASILEIROS (GDRS)                                          15,500                575,438
  Commercial bank inBrazil
ZURICH VERSICHERUNGSGESELLSCHAFT                                            30,000             11,942,446
  Provider of insurance services                                                             ------------
                                                                                             $500,631,443
                                                                                             ------------
MANUFACTURING AND
  INDUSTRIAL EQUIPMENT - 7.2%
BTR PLC                                                                  1,300,000           $  4,444,040
  Global manufacturer of industrial goods in the UK
EMERSON ELECTRIC COMPANY                                                   500,000             27,531,250
  Manufacturer of electric motors, hand-held tools, and miscellaneous electrical equipment
GATX CORPORATION                                                           350,000             20,212,500
  Railcar leasing; equipment financing
GENERAL ELECTRIC COMPANY                                                   600,000             39,225,000
  Supplier of electrical equipment and other industrial
  and consumer products
GENERAL SIGNAL CORPORATION                                                 600,000             26,175,000
  Producer of capital goods
ILLINOIS TOOL WORKS, INC.                                                  700,000             34,956,250
  Manufacturer of fasteners, tools, and plastic items
INGERSOLL-RAND COMPANY                                                     500,000             30,875,000
  Manufacturer of machinery, equipment, bearings, and tools
MANNESMANN AG                                                               22,500             10,055,073
  German manufacturer of plant and machinery equipment;
  automotive technology

-------------------
See footnotes on page 17.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)                                                        JUNE 30, 1997
                                                                           SHARES               VALUE
                                                                      ----------------      -------------
MANUFACTURING AND
  INDUSTRIAL EQUIPMENT (continued)
PACIFIC DUNLOP LTD.                                                      1,500,000           $  4,437,930
  Diversified Australian manufacturer
PARKER-HANNIFIN CORPORATION                                                625,000             37,929,688
  Manufacturer of motion-control products                                                    ------------
                                                                                             $235,841,731
                                                                                             ------------
PAPER AND FOREST PRODUCTS - 3.7%
JAMES RIVER CORPORATION OF VIRGINIA                                        800,000           $ 29,600,000
  Producer of consumer paper products
KIMBERLY-CLARK CORPORATION                                                 400,000             19,900,000
  Manufacturer of consumer paper products; newsprint
THE MEAD CORPORATION                                                       600,000             37,350,000
  Manufacturer of paper, lumber, and wood products
STORA KOPPARBERGS CLASS "B"                                                550,000              8,981,337
  Swedish manufacturer of forestry products
UNION CAMP CORPORATION                                                     500,000             25,000,000
  Producer of paper products, building materials, and chemicals                              ------------
                                                                                             $120,831,337
                                                                                             ------------
PUBLISHING - 1.4%
ELSEVIER N.V.                                                              650,000           $ 10,867,017
  Dutch printer and publisher of professional trade
  journals and magazines worldwide
GANNET COMPANY, INC.                                                       200,000             19,750,000
  Newspapers, radio, and TV broadcasting
TRIBUNE COMPANY                                                            300,000             14,418,750
  Book and newspaper publisher, newsprint operations                                         ------------
                                                                                             $ 45,035,767
                                                                                             ------------
REAL ESTATE INVESTMENT TRUSTS - 1.0%
SECURITY CAPITAL INDUSTRIAL TRUST                                          400,000           $  8,600,000
  Operator of distribution facilities
SECURITY CAPITAL PACIFIC TRUST                                             400,000              9,150,000
  Investor in multi-family residential properties
SECURITY CAPITAL USREALTY TRUST                                          1,000,000             14,900,000
  Diversified investor in real estate companies
                                                                                             ------------
                                                                                             $ 32,650,000
                                                                                             ------------
RETAIL TRADE - 3.6%
MAY DEPARTMENT STORES COMPANY                                              400,000           $ 18,900,000
  Department store operator
OFFICEMAX, INC.                                                          1,025,000             14,798,437
  Office products superstore
THE PEP BOYS - MANNY, MOE AND JACK                                         800,000             27,250,000
  Retailer of automotive parts and accessories
TESCO PLC                                                                1,478,000              9,084,723
  Food retailer in the UK
WAL-MART STORES, INC.                                                      650,000             21,978,125
  Discount retailer
WOOLWORTH CORPORATION*                                                   1,000,000             24,000,000
  Specialty retailer                                                                         ------------
                                                                                             $116,011,285
                                                                                             ------------

-------------------
See footnotes on page 17.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)                                       SHARES OR           JUNE 30, 1997
                                                                           PRIN. AMT.              VALUE
                                                                      ----------------     --------------
STEEL - 1.5%
AK STEEL HOLDINGS CORPORATION                                              635,000 shs.    $   28,019,375
  Integrated steel producer
ALLEGHENY TELEDYNE INC.                                                    800,000             21,600,000
  Manufacturer of specialty metals, aviation, and                                          --------------
    electronics products                                                                   $   49,619,375
                                                                                           --------------
TRANSPORTATION - 1.3%
BURLINGTON NORTHERN SANTA FE                                               250,000         $   22,468,750
  Operator of freight railroad systems
JURONG SHIPYARD LTD.                                                       425,000              1,843,044
  Ship repair company in Singapore
NORFOLK SOUTHERN CORPORATION                                               200,000             20,150,000
  Railroad holding company                                                                 --------------
                                                                                           $   44,461,794
                                                                                           --------------
TOTAL COMMON STOCKS
  (Cost: $2,077,392,050)                                                                   $3,078,147,003
                                                                                           --------------
US GOVERNMENT SECURITIES - 3.8%
US TREASURY NOTES, 5 7/8%, 2/15/2004                                   $45,000,000         $   43,607,835
US TREASURY NOTES, 6 1/4%, 4/30/2001                                    35,000,000             34,923,455
US TREASURY NOTES, 6 3/8%, 5/15/2000                                    45,000,000             45,182,835
                                                                                           --------------
TOTAL US GOVERNMENT SECURITIES
  (COST: $124,085,156)                                                                     $  123,714,125
                                                                                           --------------
CORPORATE BONDS - 0.6%
FORD MOTOR CREDIT CORP., 6 1/2%, 2/28/2002                              10,000,000         $    9,897,990
TCI COMMUNICATIONS INC., 8%, 8/1/2005                                   10,000,000             10,177,950
                                                                                           --------------
TOTAL CORPORATE BONDS
  (COST: $20,006,300)                                                                      $   20,075,940
                                                                                           --------------
CONVERTIBLE ISSUES - 1.2%
CONVERTIBLE DEBENTURES - 0.4%

FINANCE AND INSURANCE - 0.1%
LIBLIFE INTERNATIONAL (UK), 6 1/2%, 9/30/2004                            3,500,000         $    4,357,500
                                                                                           --------------
MANUFACTURING AND
 INDUSTRIAL EQUIPMENT - 0.1%
TECO ELECTRICAL AND MACHINERY (TAIWAN), 2 3/4%, 4/15/2004                3,000,000         $    2,700,000
                                                                                           --------------
TRANSPORTATION - 0.2%
NIPPON YUSEN (JAPAN), 2%, 9/29/2000                                    505,000,000**       $    4,608,952
                                                                                           --------------

-------------------
See footnotes on page 17.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)                                                        JUNE 30, 1997
                                                                           SHARES               VALUE
                                                                      ----------------      -------------
TOTAL CONVERTIBLE DEBENTURES
  (COST: $12,340,296)                                                                      $   11,666,452
                                                                                           --------------
CONVERTIBLE PREFERRED STOCKS - 0.8%
  (COST: $25,266,543)

RETAIL TRADE - 0.8%
KMART FINANCING, 7 3/4%                                                     500,000         $   27,437,500
                                                                                           --------------
TOTAL CONVERTIBLE ISSUES
  (Cost: $37,606,839)                                                                      $   39,103,952
                                                                                           --------------
TRI-CONTINENTAL FINANCIAL DIVISION++ - 0.5%
  (Cost: $16,654,000)                                                                      $   17,532,833
                                                                                           --------------
SHORT-TERM HOLDINGS - 1.9%
  (Cost: $60,600,000)                                                                      $   60,600,000
                                                                                           --------------
TOTAL INVESTMENTS - 102.5%
  (Cost: $2,336,344,345)                                                                   $3,339,173,853
OTHER ASSETS LESS LIABILITIES - (2.5)%                                                        (80,932,119)
                                                                                           --------------
NET INVESTMENT ASSETS - 100.0%                                                             $3,258,241,734
                                                                                           ==============

---------------------
  * Non-income producing security.
 ** Principal amount reported in Japanese Yen.
 ++ Restricted securities.
Descriptions of companies have not been audited by Deloitte and Touche LLP. See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

STATEMENT OF ASSETS AND LIABILITIES June 30, 1997
ASSETS:
Investments at value:
 Common stocks (cost--$2,077,392,050) ...........................   $3,078,147,003
 US Government securities (cost--$124,085,156) ..................      123,714,125
 Convertible issues (cost--$37,606,839) .........................       39,103,952
 Corporate bonds (cost--$20,006,300) ............................       20,075,940
 Tri-Continental Financial Division
   (cost--$16,654,000) ..........................................       17,532,833
 Short-term holdings (cost--$60,600,000) ........................       60,600,000        $3,339,173,853
                                                                    --------------
Cash ............................................................                              9,149,106
Receivable for dividends and interest ...........................                              8,520,203
Receivable for securities sold ..................................                              8,487,716
Investment in, and expenses prepaid to, stockholder
  service agent .................................................                                448,051
Other ...........................................................                                231,276
                                                                                          --------------
TOTAL ASSETS ....................................................                         $3,366,010,205
                                                                                          --------------
Liabilities:
Distributions payable ...........................................                         $   93,050,696
Payable for securities purchased ................................                             12,351,453
Accrued expenses, taxes, and other ..............................                              2,366,322
                                                                                          --------------
TOTAL LIABILITIES ...............................................                         $  107,768,471
                                                                                          --------------
Net Investment Assets ...........................................                         $3,258,241,734
Preferred Stock, at $50 par value ...............................                             37,637,000
                                                                                          --------------
Net Assets for Common Stock .....................................                         $3,220,604,734
                                                                                          ==============
Net Assets per Share of Common Stock
  (market value--$27.0625) ......................................                                 $33.30
                                                                                                  ======
STATEMENT OF CAPITAL STOCK AND SURPLUS June 30, 1997

CAPITAL STOCK:
  $2.50 Cumulative Preferred Stock, $50 par value,
  asset coverage per share--$4,328.51
  Shares authorized--1,000,000; issued
  and outstanding--752,740 ......................................                         $   37,637,000
  Common Stock, $.50 par value:
  Shares authorized--129,000,000; issued
  and outstanding--96,712,704 ...................................                             48,356,352

SURPLUS:
 Capital surplus ................................................                          2,049,023,409
 Dividends in excess of net investment income ...................                               (904,736)
 Undistributed net realized gain ................................                            121,311,729
 Net unrealized appreciation of investments .....................                          1,013,042,462
 Net unrealized depreciation on translation of assets
  and liabilities denominated in foreign currencies* ............                            (10,224,482)
                                                                                          --------------
                                                                                          $3,258,241,734
                                                                                          ==============

------------
* Includes net unrealized depreciation on translation of investments denominated in foreign currencies of $10,212,954.
See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1997

INVESTMENT INCOME:
 Dividends ......................................................   $ 31,569,788
 Interest .......................................................      6,160,871
                                                                    ------------
TOTAL INVESTMENT INCOME (net of foreign taxes
  withheld of $511,806) .........................................                         $ 37,730,659

EXPENSES:
 Management fee .................................................   $  6,129,682
 Stockholder account and registrar services .....................      1,671,419
 Stockholder reports and communications .........................        514,802
 Custody and related services ...................................        445,920
 Stockholders' meeting ..........................................        172,636
 Auditing and legal fees ........................................        170,659
 Directors' fees and expenses ...................................         94,029
 Registration ...................................................         54,873
 Miscellaneous ..................................................         67,320
                                                                    ------------
TOTAL EXPENSES ..................................................                            9,321,340
                                                                                          ------------
NET INVESTMENT INCOME ...........................................                         $ 28,409,319*
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS:
 Net realized gain on investments ...............................   $122,963,220
 Net realized loss from foreign
  currency transactions .........................................       (421,922)
 Net change in unrealized appreciation
  of investments ................................................    358,882,847
 Net change in unrealized appreciation
  on translation of assets and liabilities
  denominated in foreign currencies .............................    (12,059,825)
                                                                    ------------
NET GAIN ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS ..........................................                         469,364,320
                                                                                         ------------
INCREASE IN NET INVESTMENT ASSETS
FROM OPERATIONS .................................................                        $497,773,639
                                                                                         ============

------------
*Net investment income available for Common Stock is $27,720,004, which is net of Preferred Stock dividends of $940,925, and includes a portion of the net realized gain from foreign currency transactions of $251,610 which is taxable as ordinary income.
See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

STATEMENTS IN CHANGES IN NET INVESTMENT ASSETS

                                                                    SIX MONTHS ENDED        YEAR ENDED
                                                                      JUNE 30, 1997      DECEMBER 31, 1996
                                                                   ------------------   -------------------
OPERATIONS:
Net investment income ...........................................    $  28,409,319        $   61,661,375
Net realized gain on investments ................................      122,963,220           273,265,510
Net realized loss from foreign currency transactions ............         (421,922)             (122,163)
Net change in unrealized appreciation
  of investments ................................................      358,882,847           163,203,213
Net change in unrealized appreciation on
  translation of assets and liabilities
  denominated in foreign currencies .............................      (12,059,825)           (1,863,034)
                                                                     -------------        --------------
INCREASE IN NET INVESTMENT
  ASSETS FROM OPERATIONS ........................................    $ 497,773,639        $  496,144,901
                                                                     -------------        --------------
DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income:
  Preferred Stock (per share: $1.25 and $2.50) ..................    $    (940,925)       $   (1,881,850)
  Common Stock (per share: $.31 and $.66) .......................      (29,986,522)          (59,457,756)
                                                                     -------------        --------------
                                                                     $ (30,927,447)       $  (61,339,606)
Net realized gain on investments:
  Common Stock (per share: $.807 and $2.722) ....................      (78,082,221)         (246,856,282)
                                                                     -------------        --------------
DECREASE IN NET INVESTMENT ASSETS
  FROM DISTRIBUTIONS ............................................    $ 109,009,668)       $ (308,195,888)
                                                                     -------------        --------------
CAPITAL SHARE TRANSACTIONS:
Value of shares of Common Stock issued
  at market price in gain distributions
  (7,302,117 shares) ............................................    $          --        $  177,343,090
Value of shares of Common Stock issued
  for investment plans (869,474 and 2,026,442 shares) ...........       22,070,777            49,236,168
Cost of shares purchased for investment plans
  (994,291 and 2,017,316 shares) ................................      (25,257,327)          (48,673,006)
Net proceeds from issuance of shares of
  Common Stock upon exercise of
  Warrants (647 and 13,447 shares) ..............................              989                22,301
                                                                     -------------        --------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
  FROM CAPITAL SHARE TRANSACTIONS ...............................   $   (3,185,561)       $  177,928,553
                                                                     -------------        --------------
INCREASE IN NET INVESTMENT ASSETS ...............................   $  385,578,410        $  365,877,566
Net Investment Assets:
Beginning of period .............................................    2,872,663,324         2,506,785,758
                                                                     -------------        --------------
END OF PERIOD (including dividends in excess of
  net investment income and  undistributed
  net investment income of $(904,736) and
  $1,361,782, respectively) .....................................   $3,258,241,734        $2,872,663,324
                                                                    ==============        ==============

------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
1. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Corporation:

 a. SECURITY VALUATION -- Investments in stocks, bonds, limited partnership interests, and short-term holdings maturing in more than 60 days are valued at current market values or, in their absence, fair value determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

 b. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Corporation are maintained in US dollars. The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollars at the closing daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

       The Corporation separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Corporation separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

 c. FORWARD CURRENCY CONTACTS -- The Corporation may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions.

 d. FEDERAL TAXES -- There is no provision for federal income tax. The Corporation has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

 e. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statements and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Corporation is informed of the dividend. Interest income is recorded on the accrual basis.

 f. DISTRIBUTIONS TO STOCKHOLDERS -- The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net investment assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Corporation.

2. AUTOMATIC DIVIDEND INVESTMENT AND CASH PURCHASE PLANS -- Under the Corporation's Charter, dividends on the Common Stock cannot be declared unless net assets, after such dividends and dividends on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Corporation's option at any time on 30 days' notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus accrued dividends.

   The Corporation, in connection with its Automatic Dividend Investment and Cash Purchase Plan and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the six months ended June 30, 1997, 994,291 shares were purchased from Plan participants at a cost of $25,257,327, which represented a weighted average discount of 18.02% from the net asset value of those acquired shares. A total of 869,474 shares were issued to Plan participants during the six months for proceeds of $22,070,777, a discount of 17.12% from the net asset value of those shares.

   At June 30, 1997, 212,065 shares of Common Stock were reserved for issuance upon exercise of 14,436 Warrants, each of which entitled the holder to purchase
14.69 shares of Common Stock at $1.53 per share. Assuming the exercise of all Warrants outstanding at June 30, 1997, net investment assets would have increased by $324,459 and the net asset value of the Common Stock would have been $33.23 per share. The number of Warrants exercised during the six months ended June 30, 1997, and the year ended December 31, 1996, was 44 and 929, respectively.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding USGovernment obligations and short-term investments, amounted to $829,777,101 and $745,246,245, respectively; purchases of USGovernment obligations were $124,085,156. At June 30, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency translations, amounted to $1,024,842,846 and $22,013,338, respectively.

4. SHORT-TERM INVESTMENTS -- At June 30, 1997, the Corporation owned short-term investments which matured in less than seven days.

5. MANAGEMENT FEE,ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Corporation and provides or arranges for the necessary personnel and facilities. Seligman Henderson Co. (the "Subadviser"), an entity owned 50% each by the Manager and Henderson plc, supervises and directs all or a portion of the Corporation's foreign investments.For this service, the Subadviser receives a fee from the Manager, payable monthly. Compensation of all officers of the Corporation, all directors of the Corporation who are employees or consultants of the Manager, and all personnel of the Corporation and the Manager is paid by the Manager or by Henderson plc. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of the Corporation's daily net assets at the close of business on the previous business day. The management fee rate is calculated on a sliding scale of 0.45% to 0.375%, based on average daily net assets of all the investment companies managed by the Manager. The management fee for the six months ended June 30, 1997, was equivalent to an annual rate of 0.41% of the average daily net assets of the Corporation.

   Seligman Data Corp., owned by the Corporation and certain associated investment companies, charged the Corporation at cost $1,680,057 for stockholder account services. The Corporation's investment in Seligman Data Corp. is recorded at a cost of $43,681.

   Certain officers and directors of the Corporation are officers or directors of the Manager, the Subadviser, and/or Seligman Data Corp.

   The Corporation has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 1997, of $465,690 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

6. RESTRICTED SECURITIES -- At June 30, 1997, the Tri-Continental Financial Division of the Corporation was comprised of three investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation. The acquisition dates of investments in the limited partnerships, along with their cost and values at June 30, 1997, are as follows:

               INVESTMENTS                       ACQUISITION DATE(S)          COST               VALUE
------------------------------------            -------------------       -----------        -----------
Water Street Corporate Recovery
  Fund I, L.P.                                   10/9/90 to 2/28/97       $   602,677        $   256,975
WCAS Capital Partners II, L.P.                   12/11/90 to 3/5/97         8,382,367          8,316,063
Whitney Subordinated Debt Fund, L.P.             7/12/89 to 6/27/97         7,668,956          8,959,795
                                                                          -----------        -----------
Total                                                                     $16,654,000        $17,532,833
                                                                          ===========        ===========

FINANCIAL HIGHLIGHTS

   The Corporation's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts.

   "Total investment return" measures the Corporation's performance assuming that investors purchased shares of the Corporation at the market value or net asset value as of the beginning of the period, invested dividends and capital gains paid, as provided for in the Corporation's Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value or net asset value per share on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling shares of the Corporation. Total investment returns for periods of less than one year are not annualized.

   "Average commission rate paid" represents the average commission paid by the Corporation to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid. This rate is provided for the period beginning January 1, 1996.

   The ratios of expenses to average net assets and net investment income to average net assets for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.

                                                                    Year Ended December 31,
                                                     ----------------------------------------------------
                                       Six Months
                                          Ended
                                      June 30, 1997   1996        1995        1994      1993       1992
                                      -------------   ----        ----        ----      ----       ----
Per Share Operating Performance:
NET ASSET VALUE,
 BEGINNING OF PERIOD ................... $29.28      $27.58      $23.70      $27.49    $28.03     $28.57
                                         ------      ------      ------      ------    ------     ------
Net investment income ..................    .29         .68         .74         .83       .83        .81
Net realized and unrealized
 investment gain (loss) ................   4.99        4.84        6.14       (1.69)     1.46       1.19
Net realized and unrealized gain (loss)
 on foreign currency transactions ......   (.13)       (.02)        .03         .02        --         --
                                          -----       -----        -----      -----      -----      -----
INCREASE (DECREASE) FROM
 INVESTMENT OPERATIONS .................   5.15        5.50        6.91        (.84)     2.29       2.00
Dividends paid on Preferred Stock ......   (.01)       (.02)       (.02)       (.03)     (.03)      (.03)
Dividends paid on Common Stock .........   (.31)       (.66)       (.73)       (.79)     (.80)      (.78)
Distribution from net gain realized ....   (.81)      (2.72)      (2.01)      (1.90)    (1.80)      (.70)
Issuance of Common Stock
 in gain distributions .................     --        (.40)       (.27)       (.23)     (.19)      (.05)
Issuance of Common Stock
 upon Warrant exercise .................     --          --          --          --      (.01)        --
Issuance of Common Stock
 from exercise of Rights ...............     --          --          --          --        --       (.97)
Rights offering costs ..................     --          --          --          --        --       (.01)
                                         ------      ------      ------      ------    ------     ------
NET INCREASE (DECREASE)
 IN NET ASSET VALUE ....................   4.02        1.70        3.88       (3.79)     (.54)      (.54)
                                         ------      ------      ------      ------    ------     ------
NET ASSET VALUE,
 END OF PERIOD ......................... $33.30      $29.28      $27.58      $23.70    $27.49     $28.03
                                         ======      ======      ======      ======    ======     ======
ADJUSTED NET ASSET VALUE,
  END OF PERIOD* ....................... $33.23      $29.22      $27.52      $23.65    $27.42     $27.95
MARKET VALUE, END OF PERIOD ............ $27.0625    $24.125     $22.625     $19.875   $23.75     $25.50

-----------------
See footnotes on page 25.


                                       Six Months                    Year Ended December 31,
                                          Ended      -----------------------------------------------------
                                      June 30, 1997    1996        1995        1994       1993        1992
                                      -------------    ----        ----        ----       ----        ----
TOTAL INVESTMENT RETURN:
Based upon market value                   16.83%      21.98%      27.95%     (5.07)%     3.47%       .61%++
Based upon net asset value                18.44%      21.45%      30.80%     (2.20)%     8.95%      7.42%++
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets              .62%+       .62%        .63%        .64%      .66%       .67%
Net investment income to
  average net assets                       1.88%+      2.27%       2.71%       3.08%     2.88%      2.86%
Portfolio turnover rate                   25.96%      53.96%      62.28%      70.38%    69.24%     44.35%
Average commission rate paid              $.0580      $.0478
NET INVESTMENT ASSETS,
  END OF PERIOD (000s omitted):
  For Common Stock                    $3,220,605  $2,835,026  $2,469,149  $1,994,098 $2,166,212 $2,088,102
  For Preferred Stock                     37,637      37,637      37,637      37,637     37,637     37,637
                                      ----------  ----------  ----------  ---------- ---------- ----------
TOTAL NET INVESTMENT ASSETS           $3,258,242  $2,872,663  $2,506,786  $2,031,735 $2,203,849 $2,125,739
                                      ==========  ==========  ==========  ========== ========== ==========

--------------------
 * Assumes the exercise of outstanding warrants.
 + Annualized.
++ The total investment returns for 1992 have been adjusted for the effect of the exercise of Rights (equivalent to approximately $0.97 per share), assuming full subscription by Common Stockholders.
See Notes to Financial Statements.


REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS AND SECURITY HOLDERS,
Tri-Continental Corporation:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, and the statement of capital stock and surplus of Tri-Continental Corporation as of June 30, 1997, the related statements of operations for the six months then ended and of changes in net investment assets for the six months then ended and the year ended December 31, 1996, and the financial highlights for the six months then ended and for each of the years in the five-year period ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the Corporation's custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Tri-Continental Corporation as of June 30, 1997, the results of its operations, the changes in its net investment assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE LLP
New York, New York
August 1, 1997

TRI-CONTINENTAL CORPORATION

PROXY RESULTS
   Tri-Continental Corporation Stockholders voted on the following proposals at the Annual Meeting of Stockholders onMay 15, 1997, in Boston, MA. The description of each proposal and the voting results are stated below.Each Director was elected, the amendment to the Charter of the Corporation was approved, and the selection of Deloitte &Touche LLP as auditors was ratified.None of the Stockholder proposals passed.

                                           For          Withheld
                                           ---          --------
Election of Directors:
  John R. Galvin                       73,974,295       3,807,874
  William C. Morris                    74,285,161       3,497,096
  James Q. Riordan                     74,247,894       3,534,341
  Richard R. Schmaltz                  74,105,138       3,677,079
  Robert L. Shafer                     74,119,246       3,662,977
  Brian T. Zino                        74,286,839       3,495,600



                                                                                           Broker
                                           For            Against         Abstain         Non-Vote
                                           ---            -------         -------         --------
Ratification of Deloitte &
   Touche LLP as auditors              75,453,975          829,308       1,498,993           N/A

Amendment to Increase
   the Number of Authorized
   Shares of CommonStock               69,031,522        7,118,885       1,631,836           N/A


Stockholder proposal relating to:

   1) limiting the issuance of
      new shares                        8,608,333       48,291,169       2,864,876       18,017,897

   2) share repurchase program          8,324,793       48,365,737       3,073,848       18,017,897

   3) conversion to a mutual fund       9,442,163       48,000,901       2,321,314       18,017,897

   4) additional qualification
      for potential Directors          11,004,099       45,767,389       2,992,892       18,017,895

   5) conversion to an index fund       5,804,860       50,990,841       2,968,678       18,017,896

TRI-CONTINENTAL CORPORATION

BOARD OF DIRECTORS

FRED E. BROWN
DIRECTOR EMERITUS
DIRECTOR AND CONSULTANT,
 J. & W. Seligman & Co.
  Incorporated

JOHN R. GALVIN (2,4)
DEAN, Fletcher School of Law and
 Diplomacy at Tufts University
DIRECTOR, USLIFE Corporation

ALICE S. ILCHMAN (3,4)
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic
 Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON (2,4)
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW
RETIRED CHAIRMAN AND SENIOR PARTNER,
 Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Aluminum
 Corporation

BETSY S. MICHEL (2,4)
DIRECTOR OR TRUSTEE,
 Various Organizations

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD,
 J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY (3,4)
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch,
 Law Firm

JAMES Q. RIORDAN (3,4)
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic
 Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

RICHARD R.SCHMALTZ (1)
MANAGING DIRECTOR, J. & W. Seligman & Co.
 Incorporated
TRUSTEE EMERITUS,Colby College

ROBERT L. SHAFER (3,4)
DIRECTOR OR TRUSTEE,
 Various Organizations

JAMES N. WHITSON (2,4)
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
 Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, Red Man Pipe and Supply Company

BRIAN T. ZINO (1)
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.

--------------------
   Member:
     (1) Executive Committee
     (2) Audit Committee
     (3) Director Nominating Committee
     (4) Board Operations Committee

TRI-CONTINENTAL CORPORATION

Executive Officers

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

CHARLES W. KADLEC
VICE PRESIDENT

CHARLES C. SMITH, JR.
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY
--------------------------------------------------------------------------------
FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

SUBADVISER
Seligman Henderson Co.
100 Park Avenue
New York, NY 10017

STOCKHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) TRI-1092      Stockholder Services
(800) 445-1777      Retirement Plan Services
(800) 622-4597      24-Hour Automated
                    Telephone Access Service

                          TRI-CONTINENTAL CORPORATION
                                   MANAGED BY

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017

THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF STOCKHOLDERS OR THOSE WHO HAVE RECEIVED THE CURRENT PROSPECTUS COVERING SHARES OF COMMON STOCK OF TRI-CONTINENTAL CORPORATION, WHICH CONTAINS INFORMATION ABOUT MANAGEMENT FEES
                                AND OTHER COSTS.

                                                                     CETRI3 6/97